John Hancock Funds II

Active Bond Fund

Supplement dated September 9, 2016 to the current Prospectus, as may be supplemented to date

On September 8, 2016, the Board of Trustees (the “Board”) of John Hancock Funds II, of which Active Bond Fund (“Active Bond”) is a series, voted to recommend that the shareholders of Active Bond approve a reorganization, that is expected to be tax-free, of Active Bond into John Hancock Bond Fund (“Bond Fund” and, together with Active Bond Fund, the “Funds”), a series of John Hancock Sovereign Bond Fund, as described below (the “Reorganization”). Shareholders of record as of January 18, 2017, will be entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about April 6, 2017, Active Bond would transfer all of its assets to Bond Fund in exchange for corresponding shares of Bond Fund. Bond Fund would also assume substantially all of Active Bond’s liabilities. The corresponding shares of Bond Fund would then be distributed to Active Bond’s shareholders, and Active Bond would be terminated. If approved by Active Bond’s shareholders, the Reorganization is expected to occur as of the close of business on or about April 21, 2017 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is scheduled to be available on or about January 30, 2017.

Active Bond will remain open to purchases and redemptions from existing shareholders until the Closing Date. Active Bond will not accept orders from new investors to purchase shares of Active Bond, effective as of the close of business on January 17, 2017. However, discretionary fee-based advisory programs which include Active Bond as an investment option as of the close of business on January 17, 2017, may continue to make Active Bond shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Active Bond.

To satisfy an Internal Revenue Service requirement, Active Bond hereby designates the maximum amount of the net long term gains earned as a capital gain dividend, if any, with respect to Active Bond’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding Active Bond or Bond Fund, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

You should read this Supplement in conjunction with the prospectus and retain it for your future reference.